UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2021
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National Presto Industries, Inc.
(Exact name of registrant as specified in this chapter)

Wisconsin	1-2451	39-0494170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 North Hastings Way Eau Claire, Wisconsin	54703-3703
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	NPK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 2, 2021, Microsoft released critical security updates to four versions for Microsoft Exchange Server. These security updates addressed zero-day (previously unknown) vulnerabilities being exploited by a nation-state affiliated hacking group. These vulnerabilities could allow a remote attacker to take control of the email server, which would allow unauthorized access to email accounts and permit the installation of malware to support other attacks. After installation of the update applicable to its Microsoft Exchange Server, the Registrant noted a series of data intrusions. The first such intrusion occurred on February 27, 2021. Based on investigations done to-date, the Registrant is not aware that there was any access to confidential data or information that could have a material adverse effect on its consolidated financial statements. However, it plans to fully investigate the extent of the intrusions by engaging a third party forensic expert and will closely monitor the situation. The Registrant has taken additional steps at the system and user levels to enhance the security around the server.

Forward looking statements in this Form 8-K are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are certain important factors that could cause results to differ materially from those anticipated by some of the statements made herein. Investors are cautioned that all forward looking statements involve risks and uncertainty. In addition to the factors discussed above, among the other factors that could cause actual results to differ materially are the following: government defense spending and defense requirements; termination for the convenience of the government; interest rates; continuity of relationships with and purchases by the United States Government and other major customers; unexpected problems or events experienced by subcontractors, team members, or their respective suppliers or subcontractors; product mix; competitive pressure on pricing; increases in material, freight/shipping, labor or other production costs that cannot be recouped through pricing; and such other factors as may be described from time to time in the Registrant’s SEC filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

Date: March 16, 2021	By:	/s/ Maryjo Cohen
(Signature) Maryjo Cohen, President
and Chief Executive Officer